SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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The Olstein Funds
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[OLSTEIN LOGO]

June 10, 2014

Dear Fellow Shareholder,

I am writing to invite you to attend a special meeting of shareholders for the Olstein All Cap Value Fund and the Olstein Strategic Opportunities Fund, each of which is a mutual fund within The Olstein Funds (the “Trust”).  The meeting will be held at 10:00 a.m. Eastern Time on July 28, 2014 at the Trust’s offices at 4 Manhattanville Road, Purchase, New York 10577.

At the meeting, shareholders will be asked to vote on a proposal to elect the Board of Trustees of the Trust.  Detailed information about the proposal is contained in the enclosed materials.  Whether or not you plan to attend the meeting in person, we need your vote.

Voting is quick and easy.  Everything you need to vote by mail, telephone, or internet is found on the enclosed proxy card(s).  If you have questions regarding these proxy materials, please call the Trust toll-free at (800) 799-2113.

We realize that you lead a busy life and may be tempted to put aside this proxy information for another time.  By responding promptly, you will save the Trust the expense of additional follow-up mailings and solicitations.

Thank you for investing with The Olstein Funds.

Sincerely,

/s/Robert A. Olstein
                                                                                                Robert A. Olstein
                                                                                                Chairman and President

[OLSTEIN LOGO]

THE OLSTEIN FUNDS

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special meeting of shareholders of the Olstein All Cap Value Fund and the Olstein Strategic Opportunities Fund (each a “Fund,” and together, the “Funds”), each a series of The Olstein Funds (the “Trust”), scheduled to be held on July 28, 2014 at 10:00 a.m., Eastern Time (the “Meeting”) at the Trust’s offices at 4 Manhattanville Road, Purchase, New York 10577.  The enclosed materials discuss the proposal to be voted on at the Meeting, and contain the Notice of the Meeting of Shareholders, Proxy Statement and proxy card(s).

A proxy card is, in essence, a ballot.  When you vote your proxy, it tells us how you wish to vote on important issues relating to the Funds in which you are invested.  If you specify a vote on the proposal, your proxy will be voted as you indicate.  If you simply sign, date and return the proxy card(s), but do not specify a vote on the proposal, your proxy will be voted “FOR” the proposal.

We urge you to spend a few minutes reviewing the proposal in the Proxy Statement.  Then, please fill out and sign the proxy card(s) and return it (them) to us so that we know how you want to vote.  When shareholders return their proxies promptly, the Funds may be able to save money by not having to conduct additional solicitations, including other mailings.  If you own shares of more than one Fund, you will receive a proxy card for each Fund in which you own shares.  PLEASE COMPLETE, SIGN AND RETURN each proxy card you receive.

We welcome your comments.  If you have questions regarding these proxy materials, please call the Trust toll-free at (800) 799-2113.

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet,
24 hours a day.  Please follow the instructions on the enclosed proxy card(s) to vote by telephone or Internet.

[OLSTEIN LOGO]

QUESTIONS AND ANSWERS

While we encourage you to read the full text of the enclosed proxy materials, for your convenience we have provided a brief overview of the matter on which you are being asked to vote.

A special meeting of shareholders (the “Meeting”) of the Olstein All Cap Value Fund and the Olstein Strategic Opportunities Fund (each a “Fund,” and together, the “Funds”), each a series of The Olstein Funds (the “Trust”) that is advised by Olstein Capital Management, L.P. (“OCM” or the “Adviser”), will be held on July 28, 2014 to vote on the election of the Board of Trustees of the Trust (the “Board”).  Please read the enclosed materials and cast your vote on the proxy card(s).

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

The proposal has been carefully reviewed by the Board.  The Trustees of the Board (each a “Trustee,” and together, the “Trustees”), most of whom are not affiliated with OCM, are responsible for protecting your interests as a shareholder.  The Board believes that this proposal is in the best interests of shareholders.  The Board recommends that you vote FOR approval of the election of the seven nominees to the Board.

Voting is quick and easy.  Everything you need is enclosed.

You may cast your vote over the Internet by simply following the instructions on your proxy card(s).  You also may vote your shares by touch-tone telephone by calling the toll-free number included on your proxy card(s) and following the instructions.  You also may request a paper copy of the proxy materials and submit your vote by mail by completing the proxy card(s) you received.  Be sure to sign the proxy card(s) before submitting it (them).

If you have any questions before you vote, please call the Trust at (800) 799-2113, 9:00 a.m. to 8:00 p.m., Eastern Time.  Representatives of the Trust will be glad to help you get your vote in quickly.  Thank you for your participation in this important initiative.

The following Q&A is provided to assist you in understanding the proposal that affects your Fund(s).  The proposal is described in greater detail in the enclosed Proxy Statement.  We appreciate your placing your trust in OCM, and look forward to continuing to help you achieve your financial goals.

Why am I being asked to vote now?  I don’t recall such requests in previous years.

Shareholder meetings, and the proxy votes solicited at those meetings, are infrequent for the Trust and are limited to consideration of important issues only.  Prior to this proxy statement, the Trust has never had to solicit the proxy votes of its shareholders.

The primary reason for calling the Meeting is to present the Trustees for election by shareholders.  Although the Board can ordinarily appoint new trustees without a shareholder vote, the Board cannot do so if, after such appointment, fewer than two-thirds of the Trustees would have been elected by shareholders.  For the current Board, two of the six Trustees may be appointed without shareholder

Q&A-1

approval.  Because two of the six current Trustees have been appointed without a shareholder vote (John Lohr and D. Michael Murray in 1996), the Board cannot appoint another Trustee without shareholder approval.  In this regard, at a meeting of the Board on May 16, 2014, the Board approved setting the size of the Board at seven members and approved the nomination to the Board of a new candidate, Daniel G. Nelson.  Accordingly, a shareholder meeting to elect Mr. Nelson is required.  Additionally, the Board believes this is also an appropriate time for the current Trustees to stand for election.  Electing all seven Trustee Nominees would give the Board the additional flexibility in the future to appoint a limited number of additional new Trustees, if necessary, without incurring the costs of holding one or more shareholder meetings.

What proposal am I being asked to vote on?

You will be asked to elect a Board of Trustees for the Trust.

The nominees for election to serve as Trustees are Robert A. Olstein, Erik K. Olstein, Lawrence K. Wein, D. Michael Murray, John Lohr, Fred W. Lange and Daniel G. Nelson.  Each of the nominees except Mr. Nelson is currently serving as a Trustee on the Board.

What role does the Board play?  How are Board members affiliated with OCM?

Board members oversee Fund activities, review Fund performance, approve policy changes, and review contractual arrangements with companies that provide services to the Funds.  Board members represent the Funds’ shareholders and have an obligation to serve their best interests.  Five of the seven nominees for election to serve as Trustees are “independent,” meaning the five nominees have no affiliation with the Trust (other than their positions on the Board) or OCM, and receive compensation solely from the Funds.

Has the Board approved the proposal that relates to the Funds?

Yes.  The Board has unanimously approved the proposal, and recommends that you vote for the approval of the election of the seven nominees to the Board.

Why is it important to vote promptly?

In order to hold a shareholder meeting, a certain percentage of a fund’s shares (often referred to as a “quorum”) must be represented at the meeting.  If a quorum is not attained, the Meeting must adjourn to a future date.  The Funds may attempt to reach shareholders through multiple mailings to remind them to cast their vote.  As the Meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the Meeting does not have to be postponed.

Voting promptly will minimize the proxy solicitation costs incurred by the Funds.  Fund shareholders bear these costs through their ownership of Fund shares; therefore, it is in your best interest to minimize those costs by helping us meet this quorum requirement as quickly as possible.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each share (and a proportionate fractional vote for each fractional share) you own of a Fund on the record date.  The record date is May 30, 2014.

Q&A-2

How do I vote my shares?

Voting is quick and easy.  We have created four different options for you to vote:

1.           You can vote through the Internet by following the instructions on your proxy card(s),

2.           You also may vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions,

3.           You also may vote your shares by completing and signing the proxy card(s) and mailing it (them) in the enclosed postage-paid envelope, OR

4.           You also may attend the Meeting and vote in person.

If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call the Trust at (800) 799-2113, 9:00 a.m. to 8:00 p.m., Eastern Time.

How do I sign the proxy card?

Individual Accounts:  Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts:  Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:  The person signing must indicate his or her capacity.  For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

Q&A-3

[OLSTEIN LOGO]

THE OLSTEIN FUNDS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders (the “Meeting”) of the Olstein All Cap Value Fund and the Olstein Strategic Opportunities Fund (each a “Fund,” and together, the “Funds”), each a series of The Olstein Funds (the “Trust”), will be held at the Trust’s principal executive offices, located at 4 Manhattanville Road, Purchase, New York 10577 on July 28, 2014 at 10:00 a.m., Eastern Time.

During the Meeting, shareholders of the Funds will be asked to vote on a proposal to elect a Board of Trustees for the Trust.  The Board of Trustees of the Trust unanimously recommends that you vote “FOR” the proposal.

By Order of the Board of the Trust,

/s/Erik K. Olstein
Erik K. Olstein
Secretary and Assistant Treasurer
June 10, 2014

Please read the proxy materials carefully and sign and promptly return all of the proxy cards you receive regardless of the number of shares you own.

[OLSTEIN LOGO]

THE OLSTEIN FUNDS

The Olstein All Cap Value Fund
Adviser Class (OFAFX)
Class C (OFALX)

The Olstein Strategic Opportunities Fund
Class A (OFSAX)
Class C (OFSCX)

PROXY STATEMENT

FOR A SPECIAL MEETING

OF THE SHAREHOLDERS

TO BE HELD ON JULY 28, 2014

PROXY STATEMENT

TABLE OF CONTENTS

Information about Voting	1
Proposal: Election of a Board of Trustees	3
Additional Information about the Funds	13
Further Information about Voting and the Meeting	14
Exhibit List	17

i

INFORMATION ABOUT VOTING

Who is Asking for my Vote?

Your vote on an important matter (the “Proposal”) has been requested by the Board of Trustees of The Olstein Funds (the “Board”) in connection with a special meeting of shareholders of the Olstein All Cap Value Fund and the Olstein Strategic Opportunities Fund (each a “Fund,” and together, the “Funds”), each a series of The Olstein Funds (the “Trust”), to be held on July 28, 2014 at 10:00 a.m., Eastern Time, at the Trust’s principal executive offices, located at 4 Manhattanville Road, Purchase, New York 10577 (the “Meeting”).

For simplicity, actions are described in this Proxy Statement as being taken by a Fund, which is a series of the Trust, although all actions are actually taken by the Trust on behalf of a Fund.

Who is Eligible to Vote?

Shareholders of record at the close of business on May 30, 2014 (the “Record Date”) are entitled to be present and to vote at the Meeting or any adjournment of the Meeting.  Each share of record of a Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter relating to that Fund presented at the Meeting.

The Olstein All Cap Value Fund offers two classes of shares: Class C shares and Adviser Class shares.  The Olstein Strategic Opportunities Fund also offers two classes of shares: Class A shares and Class C shares.  Each share of each class is entitled to one vote (and a proportionate fractional vote for each fractional share).  The Proposal does not require separate voting by class.

The proxy card(s) and the Proxy Statement were first mailed to shareholders of record on or about June 10, 2014.

On What Issues am I Being Asked to Vote?

Shareholders of the Funds are being asked to vote on a proposal to elect a Board of Trustees for the Trust.

How Does the Board Recommend that I Vote?

The Board unanimously recommends that you vote “FOR” the approval of the election of the seven nominees to the Board.

How Do I Ensure that my Vote is Accurately Recorded?

You may attend the Meeting and vote in person, you may vote over the Internet by going to the website identified on your proxy card(s) or you may complete and return your proxy card(s) by mail as instructed on the proxy card(s).  Additionally, you may vote by touch-tone telephone by calling the number on your proxy card(s).  If you have any questions regarding how to vote your shares, please call the Trust at (800) 799-2113, 9:00 a.m. to 8:00 p.m., Eastern Time.

Proxy cards that are properly executed prior to the Meeting will be voted as specified.  If you specify a vote on the Proposal, your proxy will be voted as you indicate.  If you execute the proxy card(s), but do not specify a vote on the Proposal, your shares will be voted “FOR” the Proposal on which you are entitled to vote.

May I Revoke my Proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the appropriate Fund, provided that either is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

What if my Shares are Held in a Brokerage Account?

If your shares are held by your broker or your financial adviser, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your broker or financial adviser and present it to the Inspector of Election at the Meeting.  Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker or financial adviser, rather than to the appropriate Fund.

Reports to Shareholders and Financial Statements

Each Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, are available free of charge.  To obtain a copy, please write to the Trust at 4 Manhattanville Road, Purchase, New York 10577, Attention: Secretary; call toll free at (800) 799-2113; or access the reports on the Funds’ website at http://www.olsteinfunds.com/.

PROPOSAL:	ELECTION OF A BOARD OF TRUSTEES

Introduction to Proposal

Shareholders of each Fund are being asked to elect as members of the Board the seven individuals identified below (together, the “Trustee Nominees”).  The Board, after careful consideration, concluded that it was in the best interests of each Fund and its shareholders to elect each of the Trustee Nominees.  In considering the Trustee Nominees for election, the Board members took into account the qualifications of each Trustee Nominee and the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), as they apply to the election of trustees generally and the Trustee Nominees in particular.

The Board has responsibility for overseeing and managing the business and affairs of the Trust and is subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust.  Generally, the Board is responsible for deciding matters of overall policy, approving investment objectives, policies and procedures for the Funds, and electing officers to conduct and supervise the daily business operations of the Trust.  The Board also is responsible for selecting the service providers who manage the day-to-day operations of the Funds, including the Funds’ investment adviser, administrator, transfer agent, distributor and custodian, approving the terms of the contracts between such service providers and the Funds, and exercising general service provider oversight.  The Board also appoints a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board on compliance matters.

Who are the Trustee Nominees?

The Trustee Nominees for election to serve as Trustees are Robert A. Olstein, Erik K. Olstein, Lawrence K. Wein, D. Michael Murray, John Lohr, Fred W. Lange and Daniel G. Nelson.  All of the Trustee Nominees standing for election except Daniel G. Nelson are currently members of the Board.

The Board is currently comprised of four Board members who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (together, the “Independent Trustees”), and two Board members who are “interested persons” of the Trust (together, the “Interested Trustees”) because they are affiliated with Olstein Capital Management, L.P. (“OCM”), the Funds’ investment adviser.  Among the Trustee Nominees, Robert A. Olstein and Erik A. Olstein are deemed to be Interested Trustees.  The Board has appointed Mr. Robert A. Olstein to serve in the role of Chairman.  Mr. Olstein is the Chairman, Chief Executive Officer and Chief Investment Officer of OCM.  The Board believes that it is beneficial to have a representative of Fund management act as its Chairman.  Because Mr. Olstein is Chairman, Chief Executive Officer and Chief Investment Officer of the Fund’s investment adviser, he is familiar with the day-to-day investment and business affairs affecting OCM and the Funds.  Accordingly, his participation in the Board’s deliberations helps ensure that the Board’s decisions are informed and appropriate.  His presence on the Board also facilitates the implementation of the Board’s decisions.

Listed below, beside the name, address and age of each Trustee Nominee, are the Trustee Nominees’ positions and length of service on the Board, principal occupations during the past five years (their titles may have varied during that period), the number of funds in The Olstein Funds’ fund complex that the Trustee Nominees oversee and other board memberships that the Trustee Nominees hold (if applicable).

INDEP    INDEPENDENT TRUSTEE NOMINEES

Name, Address and Age	Position(s) Held With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex† Overseen by Trustee or Trustee Nominee	Other Directorships Held During Past Five Years
Fred W. Lange 4 Manhattanville Road Purchase, NY 10577 Age: 81	Trustee	Since 1995	Private investor.	2	Wagner College
John Lohr 4 Manhattanville Road Purchase, NY 10577 Age: 69	Trustee	Since 1996	Owner, Howling Wolf Enterprises LLC (financial educator), since 1986; General Counsel, LFG, Inc. (provider of investment products), September 1995 – October 2002; and President, Lockwood Financial Services (broker-dealer), January 1996 – September 2002.	2	LAMCO Advisory Services (investment adviser); Howling Wolf Enterprises LLC (publishing); Howling Wolf Capital Partners LLC (private equity company)
D. Michael Murray 4 Manhattanville Road Purchase, NY 10577 Age: 74	Trustee	Since 1996	President, Murray, Montgomery & O’Donnell (consultants), since 1968.	2	The Eric Fund (charitable organization); Stuart Murray Group LLC (government relations)
Lawrence K. Wein 4 Manhattanville Road Purchase, NY 10577 Age: 72	Lead Independent Trustee	Since 1995	Private consultant for telecommunications industry, since July 2001; Former Vice President – Wholesale Business Operations, Concert Communications an ATT/BT Company, April 2000 – June 2001; Former Executive Manager, AT&T, Inc., for 35 years, retired July 2001.	2	eRooms Systems Technologies (ERMS.OB)
Daniel G. Nelson 4 Manhattanville Road Purchase, NY 10577 Age: 69	Nominated as Trustee	Nominated 2014	Retired. Previously, Managing Director, Morgan Stanley Wealth Management Research and Strategy Group, Morgan Stanley, June 2010 – January 2013; Managing Director, Smith Barney Research and Strategy Group, Citi-Smith Barney, June 1980 – June 2010.	2	None

 †           The Fund Complex consists of the Trust.

INT          INTERESTED TRUSTEE NOMINEES

The following Interested Trustees are described as such because they are deemed to be “interested persons,” as that term is defined under the 1940 Act, due to their positions with OCM.

Name, Address and Age	Position(s) Held With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex† Overseen by Trustee	Other Directorships Held During Past Five Years
Erik K. Olstein†† Olstein Capital Management, L.P. 4 Manhattanville Road Purchase, NY 10577 Age: 46	Trustee, Secretary and Assistant Treasurer	Since 1995	President and Chief Operating Officer, OCM, since 2000; Vice President of Sales and Chief Operating Officer, OCM, 1994–2000.	2	The Trinity-Pawling School; American Friends of the National Museum of the Royal Navy; United States Naval Service Personnel Educational Assistance Fund (non-profits)
Robert A. Olstein†† Olstein Capital Management, L.P. 4 Manhattanville Road Purchase, NY 10577 Age: 72	Trustee, Chairman and President	Since 1995	Chairman, Chief Executive Officer, and Chief Investment Officer, OCM, since 2000; Chairman, Chief Executive Officer, Chief Investment Officer and President, OCM, 1994–2000; President, Secretary and Sole Shareholder of Olstein, Inc., since June 1994.	2	None

†	The Fund Complex consists of the Trust.

††	Erik K. Olstein is the nephew of Robert A. Olstein.

If elected, each Trustee Nominee will hold office for an indefinite term until his successor shall be elected and qualified, or until his earlier death, resignation, or removal.  Each Trustee Nominee currently is available and has consented to serve if elected.  If any of the Trustee Nominees should become unavailable before the Meeting, the designated proxy holders will have the authority to vote in their discretion for another person or persons who may be nominated as Board members.

Messrs. Lohr and Murray, although they currently serve on the Board, are standing for election by shareholders for the first time.  In 1996, the Board, as then constituted, appointed and elected Messrs. Lohr and Murray to the Board.  Mr. Nelson does not currently serve on the Board.  Mr. Nelson was recommended for appointment to the Board by the Independent Trustees.

How are Nominees for Trustee Selected?

The Board does not have a standing Nominating Committee; rather, the Independent Trustees make recommendations for nominations of independent members on the Board to the full Board.  The Board believes that relying on the Independent Trustees to consider nomination of Independent Trustees to the Board to be appropriate.  The governing documents of the Trust do not set forth any specific qualifications to serve as a Trustee.  The Independent Trustees evaluate a candidate’s qualification for Board membership and the independence of such candidate from OCM and other principal service providers to the Funds.  In considering a candidate’s qualifications, the Independent Trustees may consider, among other things: (1) whether or not the person is an “interested person,” as defined in the 1940 Act, and is otherwise qualified under applicable laws and regulations to serve as a Board member;

(2) whether or not the person has any relationships that might impair the person’s independence; (3) whether or not the person is willing to serve and willing and able to commit the time necessary for the performance of the duties of a Board member; and (4) the candidate’s judgment, skill, professional experience and educational background, including experience with investment companies and other financial service organizations of comparable purpose, complexity and size.  In their deliberations regarding the Trustee Nominees who would qualify as Independent Trustees of the Funds, the Independent Trustees considered the advantages of increasing the diversity of the Board’s composition.  In doing so, the Independent Trustees evaluated diversity of backgrounds, experience, and expertise as well as ethnic, age and gender diversity.  In selecting the particular Trustee Nominees, the Independent Trustees weighed these advantages against the non-diversity strengths of some of the possible Board candidates.

When the Board has, or expects to have, a vacancy, the Independent Trustees receive and review information on individuals believed to be qualified to be recommended as nominees for election as Board members, including any recommendations by shareholders.  Such individuals are evaluated based on the criteria described above.  To date, the Independent Trustees have been able to identify, and expect to continue to be able to identify, from their own resources, an ample number of qualified candidates.  The Independent Trustees, however, will review recommendations from shareholders to fill vacancies on the Board if the recommendations are submitted in writing and addressed to the Trust’s Secretary at 4 Manhattanville Road, Purchase, NY 10577.  Any such recommendation must include appropriate background material, including: (i) the name and address of the shareholder making the recommendation; (ii) the number of shares of each Fund that are owned of record and beneficially by such shareholder, and the length of time that such shares have been so owned by the shareholder; (iii) a description of all arrangements and understandings between such shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae.  The shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

What are the Qualifications and Experience of the Nominees for Trustee?

The Independent Trustees believe that it is in the best interests of the Trust and its shareholders to obtain highly-qualified individuals to serve as members of the Board.  The Board believes that each Trustee currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to oversee the management of the Trust effectively and to protect the interests of shareholders.  Among the attributes and skills common to all Trustee Nominees are the ability to review, evaluate and discuss critically information and proposals provided to them regarding the Funds, the capacity to address financial, compliance and legal issues, the ability to interact effectively with each other as well as with OCM and other service providers to the Funds, and the ability to exercise independent business judgment.  In addition, a Trustee Nominee’s ability to perform his duties effectively has been attained through: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s prior experience serving in senior executive positions and/or on the boards of other companies and organizations; and (3) the individual’s educational background, professional training, and/or other experiences.  Generally, no one factor is decisive in determining that an individual be nominated as a Trustee.  With regard to each Trustee Nominee, the Board considered the following:

 Fred W. Lange has over 50 years of experience in the financial services industry and has served as a security analyst, Director of Research for two New York Stock Exchange member firms, a mutual fund and hedge fund manager, and as President of a mutual fund.

John Lohr has over 35 years of experience in the financial services industry, as a former General Counsel to a financial services company, a former President of a broker-dealer, a former Director of Portfolio Management for a financial services company, and a former Board member of an investment adviser.  Mr. Lohr currently serves as a Board member of a private equity firm and owns a publishing company and serves as one of its directors.  Mr. Lohr also has served as an adjunct professor of investment management at The Wharton School of the University of Pennsylvania.

D. Michael Murray has over 40 years of business experience as a President of a consulting firm that focuses on analysis of legislation before the U.S. Congress and its committees.

Lawrence K. Wein has over 45 years of business experience in the telecommunications industry as a former Vice President and an Executive Manager of two telecommunications companies, and most recently as a telecommunications industry consultant.  Mr. Wein holds an MBA from Harvard Business School and a BA in Engineering from Columbia University Engineering School.

Daniel G. Nelson has over 30 years of experience in the financial services industry and has served as the Managing Director of the Morgan Stanley Wealth Management Research and Strategy Group and the Smith Barney Research and Strategy Group.

Erik K. Olstein has over 20 years of experience in the financial services industry as President and Chief Operating Officer and Vice President of Sales for OCM since the firm’s inception, and previously as a trader at Lehman Brothers.  Previously, he was an officer and pilot in the U.S. Navy.

Robert A. Olstein has over 40 years of experience in securities research and portfolio management as Chairman, Chief Executive Officer and Chief Investment Officer of OCM and prior thereto as Senior Vice President and Senior Portfolio Manager at Smith Barney Inc. and its predecessors. Mr. Olstein is a senior member of the New York Society of Securities Analysts and a fellow member of the Financial Analysts Federation.  Mr. Olstein holds an MBA in Accounting and a BA in Mathematical Statistics from Michigan State University.  In addition, the Board considered that Robert A. Olstein and Erik K. Olstein contributed valuable experience due to their positions with the Adviser.

What is the Structure of the Board?

The Independent Trustees have designated Lawrence K. Wein as the Lead Independent Trustee.  The Lead Independent Trustee participates in the preparation of agendas for the Board meetings and helps determine the scope of information that will be provided to the Board in connection with the meetings.  The Lead Independent Trustee also acts as a liaison between meetings with the other Trustees, the Trust’s officers, OCM, other service providers and legal counsel to the Independent Trustees.  The Lead Independent Trustee also organizes meetings of the Independent Trustees in advance of each Board meeting and on such other occasions as he (or the other Independent Trustees) deems necessary or appropriate to prepare the Independent Trustees for the Board meetings or to meet among themselves to discuss privately topics of importance to the Board or the shareholders of the Funds.  The Lead Independent Trustee also may perform such other functions as may be requested by the other Independent Trustees from time to time.  Except for any duties specified herein or pursuant to the Trust’s Agreement and Declaration of Trust or By-laws, the designation of Chairman or Lead Independent Trustee does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally.  The Board believes its current leadership is appropriate because it provides a structure for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment.  The Board’s leadership structure permits important roles for (i) Robert A. Olstein as the Chairman, Chief Executive Officer and Chief Investment Officer of OCM, who serves as Chairman and President of the

Trust and oversees OCM’s day-to-day management of the Funds, and (ii) the Independent Trustees, through the designation of a Lead Independent Trustee and the participation of the other Independent Trustees.

How Often Does the Board Meet and What Are the Board Members Paid?

The Board is responsible for establishing the Trust’s policies and for overseeing the management of the Trust.  The Board held four meetings during the fiscal year ended June 30, 2013, and each incumbent Trustee who is standing for election at this Meeting attended all of the meetings of the Board and all of the committee meetings of the Board on which such Trustee serves during the Trust’s fiscal year ended June 30, 2013.  The Trust currently does not have a formal policy regarding Board members’ attendance at shareholders’ meetings but encourages Trustees to do so.  In addition, the Trust did not hold (nor was it required to hold) an annual meeting of shareholders at which Board members were elected during the Trust’s fiscal year ended June 30, 2013.

Each Independent Trustee is compensated by the Trust on which he serves as a Board member.  The Interested Trustees are not compensated for their services as Board members by the Trust.  The Trust does not maintain or provide pension or retirement benefits to their Board members.

For their service as Trustees during the past fiscal year, each Independent Trustee received a $31,000 annual fee, and Mr. Wein received an additional $1,000 annual fee for his service as Lead Independent Trustee.  Each Independent Trustee also receives $1,000 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings, and $500 per meeting attended for Audit Committee participation.1  The Interested Trustees of the Trust receive no compensation for their service as Trustees.  The following table identifies the amount of compensation that each Trustee received from the Funds and the aggregate amount of compensation that each Independent Trustee received from The Olstein Funds’ fund complex for the fiscal year ended June 30, 2013.

Name and Position	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees†
Fred W. Lange Trustee	$36,000	None	None	$36,000
John Lohr Trustee	$36,000	None	None	$36,000
D. Michael Murray Trustee	$36,000	None	None	$36,000
Lawrence K. Wein Trustee	$37,000	None	None	$37,000

†	The Olstein Funds’ fund complex consists of the Trust.

1
The Board has approved increasing the fee for each Board meeting an Independent Trustee attends to $2,000 and increasing the additional annual fee for the Lead Independent Trustee to $2,000, effective July 1, 2014.

Do the Nominees for Trustee Have an Ownership Interest in the Funds?

Information relating to each Trustee Nominee’s ownership (including the ownership of his immediate family) in the Funds as of April 30, 2014 is set forth in the table below.

Independent Trustees:

Name of Trustee Nominee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Fred W. Lange	All Cap Value Fund – Over $100,000 Strategic Opportunities Fund – $0	Over $100,000
John Lohr	All Cap Value Fund – $10,001-$50,000 Strategic Opportunities Fund – $0	$10,001-$50,000
D. Michael Murray	All Cap Value Fund – Over $100,000 Strategic Opportunities Fund – $10,001-$50,000	Over $100,000
Lawrence K. Wein	All Cap Value Fund – Over $100,000 Strategic Opportunities Fund – $50,001-$100,000	Over $100,000
Daniel G. Nelson	All Cap Value Fund – $0 Strategic Opportunities Fund – $0	$0

Interested Trustees:

Name of Trustee Nominee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Erik K. Olstein	All Cap Value Fund – Over $100,000 Strategic Opportunities Fund – Over $100,000	Over $100,000
Robert A. Olstein	All Cap Value Fund – Over $100,000 Strategic Opportunities Fund – Over $100,000	Over $100,000

What is the Board’s Role in Risk Oversight of the Trust?

The Board’s role is one of oversight, rather than active management.  This oversight extends to the Funds’ risk management processes.

The Board oversees risk as part of its general oversight of the Funds.  The Funds are subject to a number of risks, including investment, compliance, financial, operational and valuation risks.  The Funds’ officers, OCM and other Fund service providers perform risk management as part of the day-to-day operations of the Funds.  The Board recognizes that it is not possible to identify all risks that may affect the Funds, and that it is not possible to develop processes or controls to eliminate all risks and their possible effects.  Risk oversight is addressed as part of various Board and Committee activities, including the following: (1) at regular Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Trust and the Funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, OCM and the other Fund service providers; (3) meeting with investment personnel to review investment strategies, techniques and the processes used to manage related risks; (4) receiving and reviewing reports regarding key Fund service providers; (5) receiving reports from and meeting with the Trust’s Chief Compliance Officer and other senior officers of the Trust and OCM regarding the compliance procedures of the Trust and its service providers; (6) meeting with OCM’s management personnel to discuss risks related to the Funds’ investments; and (7) meeting with independent legal counsel to the Independent Trustees.  The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Board meets several times per year with the Trust’s Chief Compliance Officer.  In those meetings, among other things, the Board reviews the Chief Compliance Officer’s quarterly and annual reports, his assessments of compliance risk for the Funds, and the effectiveness of the Funds’ and the Fund service providers’ compliance policies and procedures.  In addition, at least annually, to encourage a candid discussion and evaluation of Fund risks and compliance, the Independent Trustees meet privately with the Chief Compliance Officer.  The Board also meets periodically with the portfolio managers of the Funds to receive reports regarding economic and market outlooks and the management of the Funds, including each Fund’s investment risks.  The Board’s Audit Committee meets periodically during the year and maintains contact with the Funds’ independent registered public accounting firm and the Trust’s Chief Accounting Officer.  The Board receives reports from legal counsel to the Trust and independent legal counsel for the Independent Trustees regarding legislative, regulatory and compliance matters.  It is not possible for the Board, through its oversight role of the Funds’ service providers, to eliminate every risk that may affect the Funds.

What are the Standing Committees of the Board?

The Board has one standing committee: the Audit Committee.

The Board’s Audit Committee is comprised all of the Independent Trustees as follows: Fred W. Lange, John Lohr, D. Michael Murray and Lawrence K. Wein.  The Audit Committee assists the Board in fulfilling its duties relating to the Trust’s accounting and financial reporting practices, and also serves as a direct line of communication between the Board and the Funds’ independent registered public accounting firm.  The specific functions of the Audit Committee include: (i) pre-approving and recommending the engagement or retention of the independent registered public accounting firm; (ii) reviewing with the independent registered public accounting firm the scope and the results of the auditing engagement; (iii) pre-approving professional services provided by the independent registered public accounting firm prior to the performance of such services; (iv) considering the range of audit and non-audit fees; (v) reviewing the independence of the independent registered public accounting firm; and (vi) overseeing the Trust’s system of internal accounting controls.  During the fiscal year ended June 30, 2013, the Audit Committee met two times.

The Board believes that the use of an Audit Committee provides for: (1) effective oversight of audit and financial reporting responsibilities through the Audit Committee; and (2) the ability to meet independently with the independent auditors outside the presence of management.

Who are the Executive Officers of the Trust?

Officers of Trust are appointed by the Board and serve at the pleasure of the Board.  Exhibit A to this Proxy Statement identifies the executive officers of the Trust, and provides the name, age, information regarding positions with the Trust, and the principal occupation for each officer of the Trust.  The address of each officer is 4 Manhattanville Road, Purchase, New York 10577.

Who are the Trust’s Auditors?

Selection of Auditors.  The Audit Committee and the Board have selected the firm of Cohen Fund Audit Services, Ltd. (“Cohen”) to serve as auditors of the Trust.  Representatives of Cohen are not expected to be present at the Meeting and therefore are not expected to be available to respond to questions.  However, representatives from Cohen have the opportunity to attend the Meeting and make a statement if they wish.

Audit Fee Information for the Trust.  The Trust has engaged Cohen to perform audit services, audit-related services, tax services and other services during the Trust’s past two fiscal years.  “Audit services” refer to performing an audit of the Trust’s annual financial statements or services that are normally provided by Cohen in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by Cohen that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by Cohen for tax compliance, tax advice, and tax planning.

The following table details the aggregate fees billed or expected to be billed for each of the Trust’s last two fiscal years for audit fees, audit-related fees, tax fees and other fees by Cohen for services provided to the Trust.

	Fiscal Year Ended June 30, 2013	Fiscal Year Ended June 30, 2012
Audit Fees	$27,000	$27,000
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$5,000
All Other Fees	N/A	N/A

The Trust’s Audit Committee has adopted an Audit Committee charter that provides that the Audit Committee pre-approve the engagement of the principal accountant to provide all audit services to the Trust, or to provide non-audit services to the Trust, OCM, or any entity controlling, controlled by or under common control with OCM that provides on-going services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust.

The percentage of services applicable to audit-related, tax and other services that were approved by the Audit Committee pursuant to the “de minimus” exception of paragraph (c)(7)(i)(C) of Rule 2.01 of Regulation S-X were as follows:

	Fiscal Year Ended June 30, 2013	Fiscal Year Ended June 30, 2012
Audit-Related Services	0%	0%
Tax Services	0%	0%
All Other Services	0%	0%

All of Cohen’s hours spent on auditing the Trust’s financial statements were attributed to work performed by full-time, permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by Cohen for services to the Trust and to OCM for each of the Trust’s last two fiscal years.  The Audit Committee of the Board has considered whether the provision of non-audit services that were rendered to OCM, if any, is compatible with maintaining Cohen’s independence and has concluded that the provision of such non-audit services by Cohen has not compromised the accountant’s independence.

Non-Audit Related Fees	Fiscal Year Ended June 30, 2013	Fiscal Year Ended June 30, 2012
Trust	$5,000	$5,000
OCM	$0	$0

What is the Required Vote on the Proposal?

The Trustee Nominees will be elected to the Board by the affirmative vote of a plurality of votes cast collectively by the shareholders of all of the Funds of the Trust, regardless of the results of the votes cast by the shareholders of each individual Fund.  This means that the Trustee Nominees receiving the largest number of votes will be elected to fill the seven available positions.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE TRUSTEE NOMINEES TO THE BOARD.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Adviser of the Funds

The Adviser, located at 4 Manhattanville Road, Purchase, New York 10577, currently serves as the investment adviser to the Funds.  The Adviser is organized as a New York limited partnership and is controlled and operated by its general partner, Olstein Advisers, LLC, a Delaware limited liability company, which is owned by Olstein, Inc., Erik K. Olstein, Michael Luper and Eric R. Heyman.  Olstein, Inc., the managing member of Olstein Advisers, LLC, is wholly owned by Robert A. Olstein and certain family trusts.  Olstein, Inc., Erik K. Olstein and Michael Luper are limited partners of OCM.  Robert A. Olstein, Erik K. Olstein and Michael Luper, as officers of the Adviser, and by virtue of the ownership interests discussed in the preceding sentences, may be deemed controlling persons of the Adviser.  Robert A. Olstein and Erik K. Olstein also serve as Trustees and officers of the Trust and are currently proposed for reelection at the Meeting.  There were no purchases or sales by any of the Trustee Nominees of any securities in excess of 1% of any class of outstanding securities of the Adviser or any of its parents or subsidiaries since the beginning of the Funds’ most recently completed fiscal year.

The Administrator and Transfer Agent

U.S. Bancorp Fund Services (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53203, provides certain administrative services to the Funds and serves as the dividend disbursing and transfer agent for the Funds.

The Underwriter

The principal underwriter for the shares of the Funds is OCM.  OCM is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority.  The principal business address of OCM is 4 Manhattanville Road, Purchase, New York 10577.

The Custodian

U.S. Bank, N.A., 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Custodian for the Funds.

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of this Proxy Statement is being delivered to that address, unless the Fund(s) have received contrary instructions from one or more of the shareholders at that shared address.  Upon written or oral request, the Funds will deliver promptly a separate copy of this Proxy Statement to a shareholder at a shared address.  Please call (800) 799-2113, or forward a written request to The Olstein Funds, 4 Manhattanville Road, Purchase, New York 10577 if you would like to: (1) receive a separate copy of this Proxy Statement; (2) receive your annual reports or Proxy Statements separately in the future; or (3) request delivery of a single copy of annual reports or Proxy Statements if you currently are receiving multiple copies at a shared address.

Outstanding Number of Shares and Principal Shareholders of the Funds

The number of outstanding shares of each class of each Fund, as of May 30, 2014, was as follows:

Name of Fund	Number of Outstanding Shares
Olstein All Cap Value Fund
Adviser Class	4,291,325.769
Class C	29,747,806.255
Olstein Strategic Opportunities Fund
Class A	4,717,066.706
Class C	1,499,299.880

 The names and addresses of the beneficial owners of more than 5% of the outstanding shares of each class of each Fund, along with the number and percentage of shares owned, as of May 30, 2014, is set forth in Exhibit B to this Proxy Statement.  From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of any class or Fund.  To the knowledge of the Trust’s management, as of May 30, 2014, there were no entities, except as set forth in Exhibit B to this Proxy Statement, owning beneficially more than 5% of the outstanding shares of any class of any Fund.

Contacting the Board

If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board at the Trust’s offices, as follows: The Olstein Funds, 4 Manhattanville Road, Purchase, New York 10577, Attention: Secretary.  The correspondence will be given to the Board for review and consideration.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies

Your vote is being solicited by the Board.  The cost of soliciting proxies will be borne by the Funds.  The Funds will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting the beneficial owners to execute proxies.  The Trust expects that the solicitation will be primarily by mail.  In addition to solicitation by mail, certain officers and representatives of a Fund or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

As the date of the Meeting approaches, certain shareholders may receive a telephone call from certain officers and representatives of a Fund or its affiliates and certain financial firms and their representatives, if the shareholders’ votes have not yet been received.  If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card(s) or attend in person.

Voting and Methods of Tabulation

The Trustee Nominees will be elected to the Board by the affirmative vote of a plurality of votes cast collectively by the shareholders of all of the Funds of the Trust, regardless of the results of the votes cast by the shareholders of each individual Fund.  Generally, abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast.  Therefore, abstentions and broker non-votes will not have an effect on the Proposal because it requires a plurality of majority of votes cast for approval.

Voting by Broker-Dealers

The Funds expect that, before the Meeting, broker-dealer firms holding shares of the Funds in “street name” for the broker-dealer firms’ customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Funds understand that broker-dealers may vote on the Proposal, Election of the Board of Trustees, on behalf of the broker-dealer firms’ customers and beneficial owners.  Certain broker-dealers may exercise discretion over shares held in the broker-dealer firms’ names for which no instructions are received by voting these shares in the same proportion as the broker-dealer firms vote shares for which the broker-dealer firms received instructions.

Quorum

The presence in person or by proxy of a majority of the shares issued and outstanding and entitled to vote constitutes a quorum at the Meeting for the purposes of acting on the Proposal.  For the purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes, shall be counted.

Adjournment

The Meeting, as to any Fund, may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting), whether or not a quorum is present.  Any adjournment may be made with respect to any business that might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment.  Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Trust on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Trust did not have timely notice, as set forth in the SEC’s proxy rules.

Shareholder Proposals

As a general matter, the Trust is not required, and does not intend, to hold regular annual meetings of shareholders.  Instead, meetings will be held only when and if required (for example, whenever less than a majority of a Board of Trustees holding office has been elected by the shareholders or when the Trustees have received a written request to call a meeting for the purpose of voting on the question of the removal of any Trustee from the holders of record of at least 10% of the outstanding shares).  A shareholder who wishes to submit a proposal for consideration for inclusion in a Trust’s proxy statement for the next meeting of shareholders should send the shareholder’s written proposal to such Trust’s offices at The Olstein Funds, 4 Manhattanville Road, Purchase, New York 10577, Attention:  Secretary, in advance of such meeting, within a reasonable time before the Trust begins to print and mail its proxy materials in order for the proposal to be considered for inclusion in the Trust’s proxy statement and proxy card relating thereto, and presented at the meeting.  A shareholder who wishes to make a proposal at a shareholder meeting without including the proposal in the Trust’s proxy statement must notify the Trust of such proposal within a reasonable time before the proxy solicitation for that meeting is made by directing such notice to the Secretary of the Trust at the address set forth above.  If a shareholder fails to give notice to the Trust within a reasonable time before the proxy solicitation is made, then the persons named as proxies by the Board for such meeting may exercise discretionary voting power with respect to any such proposal.  A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and the Trust’s governing instruments.  Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at the meeting.

Other Business

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card(s) will vote on such matters in accordance with the views of management.

By Order of the Board of Trustees of The Olstein Funds

/s/Erik K. Olstein Erik K. Olstein
Secretary and Assistant Treasurer

June 10, 2014

EXHIBIT LIST

Exhibit A	List of Executive Officers of the Trust	A
Exhibit B	Principal Holders of Shares of the Funds as of May 30, 2014	B

Exhibit A

Name, Address and Age	Position(s) Held With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Robert A. Olstein1 4 Manhattanville Road Purchase, NY 10577 Age: 72	Trustee, Chairman and President	Since 1995
Chairman, Chief Executive Officer, and Chief Investment Officer, Olstein Capital Management, L.P. (“OCM”), since 2000; Chairman, Chief Executive Officer, Chief Investment Officer and President, OCM, 1994–2000; President, Secretary and Sole Shareholder of Olstein, Inc., since June 1994.

Erik K. Olstein1 4 Manhattanville Road Purchase, NY 10577 Age: 46	Trustee, Secretary and Assistant Treasurer	Since 1995	President and Chief Operating Officer, OCM, since 2000; Vice President of Sales and Chief Operating Officer, OCM, 1994–2000.
Michael Luper 4 Manhattanville Road Purchase, NY 10577 Age: 45	Chief Accounting Officer and Treasurer	Since 1995
Senior Executive Vice President and Chief Financial Officer, OCM, since 2014; Executive Vice President and Chief Financial Officer, OCM, 2000–2013; Vice President and Chief Financial Officer, OCM, 1994–2000.

James B. Kimmel 4 Manhattanville Road Purchase, NY 10577 Age: 51	Chief Compliance Officer	Since 2004	Senior Vice President, General Counsel and Chief Compliance Officer, OCM, since 2007; Vice President, General Counsel and Chief Compliance Officer of OCM, 2004–2007. Previously, Of Counsel at Stradley

1

Name, Address and Age	Position(s) Held With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Ronon Stevens & Young LLP (law firm), 2001 – 2004; Vice President and Assistant Counsel in the Corporate and Securities Group at Summit Bancorp, 1996 – 2001; Associate Attorney, Investment Management Practice Group at Morgan Lewis & Bockius LLP, 1990 –1996.

 1           Erik K. Olstein is the nephew of Robert A. Olstein.

2

Exhibit B

As of May 30, 2014, each of the following shareholders was known to own of record or beneficially more than 5% of the outstanding voting shares (1) of the All Cap Value Fund’s Adviser Class shares or Class C shares; (2) of the Strategic Opportunities Fund’s Class A shares or Class C shares; or (3) of the total shares of a particular Fund, as shown:

Name and Address	Percentage of Class	Percentage of Fund	Ownership
All Cap Value Fund
UBS Financial Services Incorporated 1000 Harbor Blvd, Floor 8 Weehawken, NJ 07086-6761	Adviser Class 16.99%	2.14%	Record
Robert A. Olstein IRA c/o Olstein & Associates 4 Manhattanville Road Purchase, NY 10577-2139	Adviser Class 16.88%	2.13%	Beneficial
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	Adviser Class 13.18%	1.66%	Record
Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105-1905	Adviser Class 9.69%	1.22%	Record
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	Class C 19.55%	17.08%	Record
Albert Fried, Jr. c/o Albert Fried & Co., LLC 45 Broadway, Floor 24 New York, NY 10006-3007	Class C 8.98%	7.85%	Beneficial
UBS Financial Services Incorporated 1000 Harbor Blvd, Floor 8 Weehawken, NJ 07086-6761	Class C 6.12%	5.35%	Record
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	Class C 6.04%	5.28%	Record

1

Strategic Opportunities Fund

UBS Financial Services Incorporated 1000 Harbor Blvd, Floor 8 Weehawken, NJ 07086-6761	Class A 38.46%	29.18%	Record
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	Class A 18.48%	14.03%	Record
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	Class C 33.46%	8.07%	Record
Wells Fargo Advisors, LLC 1625 Radio Drive, Suite 110 Woodbury, MN 55125-9408	Class C 13.69%	3.30%	Record
UBS Financial Services Incorporated 1000 Harbor Blvd, Floor 8 Weehawken, NJ 07086-6761	Class C 10.03%	2.42%	Record
National Financial Services LLC 6451 N. Federal Hwy, Suite 1201 Fort Lauderdale, FL 33308-1415	Class C 7.09%	1.71%	Record

2

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

THE OLSTEIN FUNDS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of The Olstein Funds (the "Trust") hereby appoints Erik K. Olstein and Michael Luper, the proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on May 30, 2014 at a Special Meeting of Shareholders to be held at the office of the Trust at 4 Manhattanville Road, Purchase, New York, 10577 on July 28, 2014 at 10:00 a.m., Eastern Time and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

This proxy, when properly executed, will be voted in the manner directed herein.  If no such direction is made, this proxy will be voted in accordance with the Board of Trustee's recommendations.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

[Olstein Logo] PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: 51 MERCEDES WAY EDGEWOOD, NY 11717
To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

[THE OLSTEIN All CAP VALUE FUND/THE OLSTEIN STRATEGIC OPPORTUNITIES FUND]

The Board of Trustees recommends you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.
1.Election of Trustees Nominees: 01) Robert A. Olstein 02) Erik K. Olstein 03) Lawrence K. Wein 04) D. Michael Murray 05) John Lohr 06) Fred W. Lange 07) Daniel G. Nelson
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature [JOINT OWNERS]	Date